EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Thomas J. Pallack., the Chief Executive Officer of SITO Mobile, Ltd. (the “Company”), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2019

/s/ Thomas J. Pallack
Thomas J. Pallack
Chief Executive Officer
(Principal Executive Officer)